Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania - July 26, 2023

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2023 of $6,503,000, which was $352,000 lower than the same three-month period of last year. The decrease includes a $1,252,000 decrease in net interest income, a $706,000 decrease in total other income, and a $466,000 increase in total other expense, which was partially offset by a $2,050,000 decrease in the provision for credit losses. Earnings per share (fully diluted) were $0.81 in the three months ended June 30, 2023, compared to $0.84 in the same period of last year. The annualized return on average assets for the three months ended June 30, 2023, was 1.23%, while the annualized return on average tangible equity was 17.66%. Net income for the six months ended June 30, 2023, was $12,285,000, which is $1,698,000 lower than the same six-month period of 2022, due to decreases in net interest income and total other income, and an increase in operating expenses, partially offset by a decrease in the provision for credit losses of $2,050,000. Earnings per share (fully diluted) for the six months ended June 30, 2023, were $1.51, compared to $1.71 for the six months ended June 30, 2022. The annualized return on average assets for the six months ended June 30, 2023 was 1.18%. The annualized return on average tangible equity for the six months ended June 30, 2023 was 17.06%.

Total assets as of June 30, 2023 were $2.142 billion, compared to $2.066 billion at June 30, 2022. At June 30, 2023, loans receivable were $1.578 billion, total deposits were $1.732 billion and stockholders’ equity was $173.4 million.

For the three months ended June 30, 2023, net interest income, on a fully-taxable equivalent basis (fte), totaled $15,829,000, a decrease of $1,253,000 compared to the same period in 2022. A $122.5 million increase in average time deposits, combined with a 231 basis points increase in the cost of time deposits, contributed to the decreased net interest income. Borrowing costs also increased, offsetting a $5,143,000 increase in total interest income. Net interest margin (fte) for the three months ended June 30, 2023 was 3.09%, compared to 3.49% in the same period of 2022. The tax-equivalent yield on interest-earning assets increased 83 basis points to 4.57% during the three months ended June 30, 2023, compared to the same prior year period, while the cost of interest-bearing liabilities increased 167 basis points to 2.01%. Net interest income (fte) for the six months ended June 30, 2023 totaled $32,104,000, which was $1,261,000 lower than the same period in 2022, due primarily to a $10,767,000 increase in the cost of interest-bearing liabilities. The net interest margin (fte) was 3.17% for the six months ended June 30, 2023, as compared to 3.41% for the six months ended June 30, 2022. The decrease in the net interest margin (fte) was due to a 143 basis points increase in the cost of interest-bearing liabilities, which offset the 82 basis points increase in the yield on interest-earning assets.

Other income for the three months ended June 30, 2023, totaled $1,783,000, compared to $2,489,000 for the same period in 2022. The decrease is due primarily to a $220,000 decrease in earnings and proceeds on bank-owned life insurance policies, and a $212,000 loss on the sale of investment securities. For the six months ended June 30, 2023, other income totaled $3,695,000, compared to $5,828,000 for the six months ended June 30, 2022. The decrease includes the reduced earnings and proceeds on bank-owned life insurance, losses recognized on sales of securities, and income recognized in 2022 on previously acquired purchased impaired loans that were carried at a discount.

Other expenses totaled $10,938,000 for the three months ended June 30, 2023, an increase of $466,000, compared to the $10,472,000 for the same period of 2022. For the six months ended June 30, 2023, other expenses totaled $21,374,000, compared to $20,630,000 for the same period in 2022, due primarily to a $539,000 increase in salaries and employee benefits costs.

Mr. Donnelly stated, “Our second quarter income decreased from the 2022 level due to one-time gains recognized in 2022 and the rising cost of deposits and borrowed funds. These decreases were partially offset by a $2,050,000 reduction in our provision for credit losses as a result of our June 30, 2023 current expected credit losses (“CECL”) methodology, due to a reduce level of credit losses within the measurement period. Loan growth was 10.9% annually during the quarter, while total deposits decreased $27.2 million during the second quarter of 2023 due primarily to significant decreases in municipal account balances. Our core operating expenses remain well-controlled, and our capital base remains above “Well-Capitalized” targets. Additionally, our credit quality metrics remained strong during the second quarter, which we believe should benefit future performance. We appreciate the opportunity to serve our Wayne Bank customers and our customers at the Bank of the Finger Lakes and Bank of Cooperstown locations. We continue to look for opportunities available to us as we service our growing base of stockholders and customers”.

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the continued effect, and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references net interest income on a fully taxable-equivalent basis (fte), which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources, and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2023	2022	2023	2022
Net Interest Income	$15,642	$16,894	$31,735	$32,995
Taxable equivalent basis adjustment using 21% marginal tax rate	187	188	369	370

Net interest income on a fully taxable equivalent basis	$15,829	$17,082	$32,104	$33,365

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following table reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2023	2022	2023	2022
Average equity	$186,111	$181,044	$180,952	$192,090
Average goodwill and other intangibles	(29,536)	(29,629)	(29,547)	(29,643)

Average tangible equity	$156,575	$151,415	$151,405	$162,447

Contact: William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2023	2022
ASSETS
Cash and due from banks	$30,053	$29,931
Interest-bearing deposits with banks	3,036	79,735

Cash and cash equivalents	33,089	109,666
Securities available for sale	403,621	440,877
Loans receivable	1,577,699	1,404,317
Less: Allowance for credit losses	17,483	17,017

Net loans receivable	1,560,216	1,387,300
Regulatory stock, at cost	7,924	2,396
Bank premises and equipment, net	17,363	17,032
Bank owned life insurance	45,806	43,167
Foreclosed real estate owned	387	346
Accrued interest receivable	7,276	6,085
Deferred tax assets, net	23,301	19,134
Goodwill	29,266	29,266
Other intangible assets	260	353
Other assets	13,256	10,762

TOTAL ASSETS	$2,141,765	$2,066,384

LIABILITIES
Deposits:
Non-interest bearing demand	$425,757	$442,991
Interest-bearing	1,306,240	1,356,839

Total deposits	1,731,997	1,799,830
Short-term borrowings	112,290	70,427
Other borrowings	99,687	4,412
Accrued interest payable	7,101	1,138
Other liabilities	17,266	16,746

TOTAL LIABILITIES	1,968,341	1,892,553
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2023: 8,291,401 shares, 2022: 8,275,901 shares	829	828
Surplus	97,268	96,752
Retained earnings	135,583	119,414
Treasury stock, at cost: 2023: 223,926 shares, 2022: 110,084 shares	(6,007)	(2,933)
Accumulated other comprehensive loss	(54,249)	(40,230)

TOTAL STOCKHOLDERS’ EQUITY	173,424	173,831

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,141,765	$2,066,384

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
INTEREST INCOME
Loans receivable, including fees	$20,702	$15,714	$39,860	$31,089
Securities	2,481	2,197	4,986	4,091
Other	53	182	101	260

Total Interest income	23,236	18,093	44,947	35,440
INTEREST EXPENSE
Deposits	5,740	1,083	10,102	2,142
Short-term borrowings	943	60	1,722	108
Other borrowings	911	56	1,388	195

Total Interest expense	7,594	1,199	13,212	2,445

NET INTEREST INCOME	15,642	16,894	31,735	32,995
(RELEASE OF) PROVISION FOR CREDIT LOSSES	$(1,750)	300	$(1,450)	600

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	17,392	16,594	33,185	32,395
OTHER INCOME
Service charges and fees	1,353	1,475	2,665	2,946
Income from fiduciary activities	229	214	441	416
Net realized gains on sales of securities	(212)	—	(209)	—
Gains on sales of loans, net	10	—	10	—
Gains on sales of foreclosed real estate owned	—	—	—	427
Earnings and proceeds on life insurance policies	229	449	442	625

Other	174	351	346	1,414

Total other income	1,783	2,489	3,695	5,828
OTHER EXPENSES
Salaries and employee benefits	5,842	5,840	11,810	11,271
Occupancy, furniture and equipment	1,314	1,206	2,576	2,513
Data processing and related operations	822	666	1,590	1,295
Taxes, other than income	162	240	323	533
Professional fees	323	406	608	981
FDIC Insurance assessment	244	142	445	326
Foreclosed real estate	74	10	103	63
Amortization of intangibles	23	27	46	54
Other	2,134	1,935	3,873	3,594

Total other expenses	10,938	10,472	21,374	20,630
INCOME BEFORE TAX	8,237	8,611	15,506	17,593
INCOME TAX EXPENSE	1,734	1,756	3,221	3,610

NET INCOME	$6,503	$6,855	$12,285	$13,983

Basic earnings per share	$0.81	$0.84	$1.52	$1.71

Diluted earnings per share	$0.81	$0.84	$1.51	$1.71

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2023	2022
Net interest income	$15,642	$16,894
Net income	6,503	6,855
Net interest spread (fully taxable equivalent)	2.56%	3.40%
Net interest margin (fully taxable equivalent)	3.09%	3.49%
Return on average assets	1.23%	1.35%
Return on average equity	14.72%	15.19%
Return on average tangible equity	17.66%	18.16%
Basic earnings per share	$0.81	$0.84
Diluted earnings per share	$0.81	$0.84

For the Six Months Ended June 30	2023	2022
Net interest income	$31,735	$32,995
Net income	12,285	13,983
Net interest spread (fully taxable equivalent)	2.69%	3.30%
Net interest margin (fully taxable equivalent)	3.17%	3.41%
Return on average assets	1.18%	1.37%
Return on average equity	14.17%	14.68%
Return on average tangible equity	17.06%	17.36%
Basic earnings per share	$1.52	$1.71
Diluted earnings per share	$1.51	$1.71

As of June 30	2023	2022
Total assets	$2,141,765	$2,066,384
Total loans receivable	1,577,699	1,404,317
Allowance for credit losses	17,483	17,017
Total deposits	1,731,997	1,799,830
Stockholders’ equity	173,424	173,831
Trust assets under management	193,392	174,193
Book value per share	$22.24	$21.65
Tangible book value per share	$18.58	$18.02
Equity to total assets	8.10%	8.41%
Allowance to total loans receivable	1.11%	1.21%
Nonperforming loans to total loans	0.20%	0.04%
Nonperforming assets to total assets	0.17%	0.05%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
ASSETS
Cash and due from banks	$30,053	$25,701	$28,847	$23,092	$29,931
Interest-bearing deposits with banks	3,036	3,314	3,019	17,785	79,735

Cash and cash equivalents	33,089	29,015	31,866	40,877	109,666
Securities available for sale	403,621	418,245	418,927	427,287	440,877
Loans receivable	1,577,699	1,535,643	1,473,945	1,432,288	1,404,317
Less: Allowance for credit losses	17,483	19,445	16,999	16,931	17,017

Net loans receivable	1,560,216	1,516,198	1,456,946	1,415,357	1,387,300
Regulatory stock, at cost	7,924	5,963	5,418	2,220	2,396
Bank owned life insurance	45,806	45,577	43,364	43,169	43,167
Bank premises and equipment, net	17,363	17,660	17,924	17,427	17,032
Foreclosed real estate owned	387	346	346	346	346
Goodwill and other intangibles	29,526	29,549	29,572	29,595	29,619
Other assets	43,833	41,810	42,707	42,592	35,981

TOTAL ASSETS	$2,141,765	$2,104,363	$2,047,070	$2,018,870	$2,066,384

LIABILITIES
Deposits:
Non-interest bearing demand	$425,757	$419,615	$434,529	$453,560	$442,991
Interest-bearing deposits	1,306,240	1,336,320	1,293,198	1,315,236	1,356,839

Total deposits	1,731,997	1,755,935	1,727,727	1,768,796	1,799,830
Borrowings	211,978	148,744	133,215	71,754	74,839
Other liabilities	24,366	23,269	19,043	19,471	17,884

TOTAL LIABILITIES	1,968,341	1,927,948	1,879,985	1,860,021	1,892,553
STOCKHOLDERS’ EQUITY	173,424	176,415	167,085	158,849	173,831

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,141,765	$2,104,363	$2,047,070	$2,018,870	$2,066,384

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
INTEREST INCOME
Loans receivable, including fees	$20,702	$19,158	$17,810	$17,114	$15,714
Securities	2,481	2,505	2,487	2,473	2,197
Other	53	48	98	245	182

Total interest income	23,236	21,711	20,395	19,832	18,093
INTEREST EXPENSE
Deposits	5,740	4,362	2,772	1,557	1,083
Borrowings	1,854	1,256	391	105	116

Total interest expense	7,594	5,618	3,163	1,662	1,199

NET INTEREST INCOME	15,642	16,093	17,232	18,170	16,894
(RELEASE OF) PROVISION FOR CREDIT LOSSES	(1,750)	300	300	—	300

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	17,392	15,793	16,932	18,170	16,594
OTHER INCOME
Service charges and fees	1,353	1,313	1,370	1,346	1,475
Income from fiduciary activities	229	212	210	219	214
Net realized (losses) gains on sales of securities	(212)	2	3	—	—
Gains on sales of loans, net	10	—	1	1	—
Gains on sales of foreclosed real estate owned	—	—	—	—	—
Earnings and proceeds on life insurance policies	229	213	195	267	449
Other	174	172	147	345	351

Total other income	1,783	1,912	1,926	2,178	2,489
OTHER EXPENSES
Salaries and employee benefits	5,842	5,969	5,246	5,553	5,840
Occupancy, furniture and equipment, net	1,314	1,262	1,263	1,191	1,206
Foreclosed real estate	74	29	7	4	10
FDIC insurance assessment	244	200	144	143	142
Other	3,464	2,976	3,615	3,248	3,274

Total other expenses	10,938	10,436	10,275	10,139	10,472
INCOME BEFORE TAX	8,237	7,269	8,583	10,209	8,611
INCOME TAX EXPENSE	1,734	1,487	1,443	2,100	1,756

NET INCOME	$6,503	$5,782	$7,140	$8,109	$6,855

Basic earnings per share	$0.81	$0.71	$0.88	$1.00	$0.84

Diluted earnings per share	$0.81	$0.71	$0.88	$1.00	$0.84

Book Value per share	$22.24	$21.92	$20.86	$19.92	$21.65
Tangible Book Value per share	18.58	18.31	17.24	16.29	18.02
Return on average assets (annualized)	1.23%	1.13%	1.40%	1.57%	1.35%
Return on average equity (annualized)	14.72%	13.61%	17.40%	17.93%	15.19%
Return on average tangible equity (annualized)	17.66%	16.42%	21.27%	21.48%	18.16%
Net interest spread (fte)	2.56%	2.83%	3.30%	3.61%	3.40%
Net interest margin (fte)	3.09%	3.25%	3.55%	3.74%	3.49%
Allowance for credit losses to total loans	1.11%	1.27%	1.15%	1.18%	1.21%
Net charge-offs to average loans (annualized)	0.06%	0.08%	0.06%	0.02%	-0.02%
Nonperforming loans to total loans	0.20%	0.18%	0.08%	0.04%	0.04%
Nonperforming assets to total assets	0.17%	0.15%	0.07%	0.05%	0.05%